SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 25, 2010 (March 22, 2010)

CYBERDEFENDER CORPORATION
(Exact name of Company as specified in Charter)

California	333-138430	65-1205833
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

617 West 7th Street, Suite 1000
Los Angeles, California 90017
 (Address of Principal Executive Offices)

213-689-8631
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.03(a)           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Amendment to Bylaws

On March 22, 2010, the Board of Directors of CyberDefender Corporation (the “Company”) amended the Company’s bylaws to provide that the Board of Directors may, by resolution, authorize that some or all of any or all classes or series of the Company’s shares be uncertificated.  The foregoing description is only a summary and is qualified in its entirety by reference to the bylaws amendment attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 9.01(d)           Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description
3.1	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 25, 2010

CYBERDEFENDER CORPORATION

By:	/s/ Kevin Harris
Kevin Harris, Chief Financial Officer